UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    October 23, 2003

REINSURANCE GROUP OF AMERICA, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Indentification Number)

1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017
(Address of Principal Executive Office)

Registrant's telephone number, including area code:  (636) 736-7000

Item 5.    Other Events

        On October 23, 2003, Reinsurance Group of America, Incorporated (“RGA”) issued a press release announcing the election of two new directors. A copy of this press release is filed with this report as Exhibit 99.1 and incorporated by reference herein.

Item 9.    Regulation FD Disclosures

        On October 23, 2003, RGA issued a press release announcing its earnings for the three months ended September 30, 2003 and providing certain additional information. In addition, RGA announced in the press release that a conference call would be held on October 24, 2003 to discuss its financial and operating results for the three months ended September 30, 2003. A copy of this press release is furnished with this report as Exhibit 99.2 and incorporated by reference herein.

        The information in Item 9 of this Current Report on Form 8-K and Exhibit 99.2 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 12.    Results of Operations and Financial Condition

        On October 23, 2003, RGA issued a press release announcing its earnings for the three months ended September 30, 2003 and providing certain additional information. In addition, RGA announced in the press release that a conference call would be held on October 24, 2003 to discuss its financial and operating results for the three months ended September 30, 2003. A copy of this press release is furnished with this report as Exhibit 99.2 and incorporated by reference herein.

        The information in Item 12 of this Current Report on Form 8-K and Exhibit 99.2 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: October 23, 2003	By:	/s/ Jack B. Lay
Jack B. Lay Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
99.1	Press release of Reinsurance Group of America, Incorporated dated October 23, 2003 announcing the appointment of two new directors
99.2	Press release of Reinsurance Group of America, Incorporated dated October 23, 2003 announcing third quarter results